MAINSTAY VP FUNDS TRUST
Supplement dated January 13, 2012 (“Supplement”)
to the Statement of Additional Information dated
May 1, 2011, as supplemented (“SAI”)

This Supplement updates certain information contained in the SAI for the Portfolios of MainStay VP Funds Trust. You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. Please review this important information carefully.

New Board Committee

At a meeting held on September 27-28, 2011, the Board of Trustees (“Board”) established a new committee of the Board, the Risk and Compliance Oversight Committee. The Risk and Compliance Oversight Committee is responsible for: (i) assisting the Board in overseeing the policies, procedures, practices and systems relating to, identifying, and managing the various risks and compliance matters that are or may be applicable to the Portfolios; (ii) serving as the primary link between significant areas of risk management and compliance that may affect the Portfolios, New York Life Investment Management LLC (“Manager”) and the Portfolios’ subadvisors (“Subadvisors”); and (iii) overseeing the implementation of the Portfolios’ proxy voting policies and procedures. The Committee held its first meeting on December 14, 2011.

In light of the creation of this Committee and the occurrence of its first meeting, effective immediately, the SAI is revised as follows:

1.	In the subsection entitled “Board Structure and Leadership” on page 64, the third paragraph is hereby deleted and replaced with the following:

As discussed further below, the Board has established various Committees through which the Board Members focus on matters relating to particular aspects of the Portfolios’ operations, such as valuation of portfolio holdings, investments, risk and compliance oversight, Portfolio fees and expenses and financial reporting. The Board Members routinely review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

2.	In the subsection entitled “Risk Oversight” beginning on page 64, the first three paragraphs are hereby deleted and replaced with the following:

While responsibility for day-to-day risk management relating to the Portfolios and their operations resides with the Manager, Subadvisors or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise a risk oversight function through regular and ad hoc Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisors, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Portfolios. The Audit Committee also meets regularly with the Portfolios’ independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. The Board and Committees regularly require senior management of the Manager and senior officers of the Portfolios to report to the Board and the Committees on a variety of risk areas relating to the Portfolios, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews, on an ongoing basis, the Portfolios’ performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Portfolios’ operations. In addition, the Board has engaged counsel to the Independent Board Members and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Portfolios’ Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for testing the compliance procedures of the Portfolios and their service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Portfolios’ compliance program. In order to maintain a robust risk management and compliance program for the Portfolios, the Board and the Risk and Compliance Oversight Committee also regularly review and approve, as necessary, the Portfolios’ compliance policies and procedures and updates to these procedures, as well as review and approve the compliance policies and procedures of certain of the Portfolios’ service providers to the extent that those policies and procedures relate to the operations of the Portfolios. In addition to the meetings with various parties to oversee the risk management of the Portfolios, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager’s organization, such as the Manager’s risk management personnel and the internal auditor of the Manager’s parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager’s risk management personnel, including the Manager’s Chief Risk Officer (“CRO”) and members of the Risk Management Committee. The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager’s enterprise. The Risk Management Committee is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager’s businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Portfolios’ investment objectives. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

3.	In the section entitled “Board Members” beginning on page 66, the first paragraph is hereby deleted and replaced with the following:

The Board oversees the Portfolios, the Manager and the Subadvisors. The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee, and the Risk and Compliance Oversight Committee. The Portfolios also have established a Valuation Committee and Valuation Subcommittee, which may include members who are not Board Members.

4.	In the section entitled “Board Members” beginning on page 66, the following is hereby inserted on page 67 immediately following the subsection entitled “Nominating and Governance Committee:”

Risk and Compliance Oversight Committee. The primary purposes of the Risk and Compliance Oversight Committee, which meets on a quarterly basis, are to: (i) assist the Board in overseeing the policies, procedures, practices and systems relating to, identifying, and managing the various risks and compliance matters that are or may be applicable to the Portfolios; (ii) serve as the primary link between significant areas of risk management and compliance that may affect the Portfolios, the Manager and the Subadvisors; and (iii) oversee the implementation of the Portfolios’ proxy voting policies and procedures. The members of the Risk and Compliance Oversight Committee are Roman L. Weil (Chairman), Susan B. Kerley, Alan R. Latshaw, Peter Meenan, Richard H. Nolan, Jr., Richard S. Trutanic and John A. Weisser, Jr. The Risk and Compliance Oversight Committee held its first meeting on December 14, 2011, and therefore held no meetings during the fiscal year ended December 31, 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.